EXHIBIT 24


                                   HUBCO, INC.
                                POWER OF ATTORNEY
                                    FORM S-4

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC File No. 333-01829) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                Title                              Date
      ---------                -----                              ----


JAMES E. SCHIERLOH          Chairman of the Board and        March 19, 1996
(James E. Schierloh)              Director
KENNETH T. NEILSON           President and Director          March 19, 1996
(Kenneth T. Neilson)        (Chief Executive Officer)
ROBERT J. BURKE
(Robert J. Burke)                 Director                   March 19, 1996
JOAN DAVID
(Joan David)                      Director                   March 19, 1996
THOMAS R. FARLEY
(Thomas R. Farley)                Director                   March 19, 1996
BRYANT MALCOLM
(Bryant Malcolm)                  Director                   March 19, 1996
W. PETER MCBRIDE
(W. Peter McBride)                Director                   March 19, 1996
HARRY J. LEBER
(Harry J. Leber)                  Director                   March 19, 1996
CHARLES F.X. POGGI
(Charles F.X. Poggi)              Director                   March 19, 1996
SR. GRACE FRANCES STRAUBER
(Sister Grace Frances Strauber)   Director                   March 19, 1996
RICHARD LINHART               Treasurer and Chief Financial  March 19, 1996
(Richard Linhart)               Officer (Principal Financial
                                       Officer)
CHRISTINA L. MAIER           Assistant Treasurer (Principal  March 19, 1996
(Christina L. Maier)              Accounting Officer)